UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report January 7, 2003
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                          0-14273                     84-0868815
   --------                          -------                     ----------
  (State of                        (Commission                 (IRS Employer
incorporation)                     File Number)              Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716





        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

ITEM 9. Regulation FD Disclosure.

PlanGraphics, Inc., a Colorado corporation ("PlanGraphics") hereby furnishes the following information under this Item 9. Pursuant to the rules and regulations of the Securities and Exchange Commission, such information is furnished for the benefit of the public but is not deemed to be filed hereunder.

On January 7, 2003, PlanGraphics hosted a conference call for interested shareholders and investors to address its fiscal year 2002 operating result, its awarded contracts and current backlog of work, and the outlook for fiscal year 2003.

On January 8, 2003, PlanGraphics issued the press release attached as Exhibit
99.1 for wide dissemination and posted it to the Company's website.


ITEM 7. Financial Statements and Exhibits.

Exhibit 99.1 - Press Release of January 8, 2003, Summary of Investor Relations
               Conference Call.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


January 8, 2003                 /S/ Fred Beisser
                                ----------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

EXHIBIT INDEX



Exhibit 99.1      Press Release, January 8, 2003